(BULL LOGO)
Merrill Lynch Investment Managers



Semi-Annual Report
October 31, 2002



MuniHoldings
Fund, Inc.



www.mlim.ml.com



MuniHoldings Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MuniHoldings Fund, Inc.


The Benefits
And Risks of
Leveraging


MuniHoldings Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniHoldings Fund, Inc., October 31, 2002


DEAR SHAREHOLDER


For the six months ended October 31, 2002, the Common Stock of MuniHoldings Fund, Inc. earned $.472 per share income dividends, which included earned and unpaid dividends of $.082. This represents a net annualized yield of 6.30%, based on a period-end per share net asset value of $14.70 per share. Over the same period, the total investment return on the Fund's Common Stock was +4.84%, based on a change in per share net asset value from $14.50 to $14.70, and assuming reinvestment of $.467 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.36% for Series A and 1.35% for Series B.


The Municipal Market Environment
During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.



MuniHoldings Fund, Inc., October 31, 2002



Portfolio Strategy
During the six-month period ended October 31, 2002, we continued to focus on enhancing tax-exempt income to the Fund's Common Stock shareholders through the use of leverage. We also maintained the Fund at a market neutral, fully invested position. Because of extremely low short-term interest rates, the Fund held minimal cash reserves to further enhance its current yield. This strategy enabled the Fund to realize an attractive yield with a competitive total return. A large portion of the Fund's performance was derived from two refundings and the narrowing credit spread on one of its high-yield holdings. Approximately 4.3% of the Fund was refunded during the past six months, enabling the Fund's net asset value to perform well. In addition, the yield spread demanded on the Fund's investment in National Gypsum issues declined during the period. This market improvement was a result of positive events for the issuer being released recently. We anticipate that this credit is likely to continue to improve for the foreseeable future.

The yield on the Fund's Auction Market Preferred Stock was recently auctioned at 1.65%. Leverage continues to benefit the Fund's Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Going forward, we believe the Fund is well structured with a high current income, low volatility stance. We expect to maintain this strategy in the coming months.


In Conclusion
We thank you for your support of MuniHoldings Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and
Portfolio Manager



December 2, 2002



PROXY RESULTS

During the six-month period ended October 31, 2002, MuniHoldings
Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 22, 2002. A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
1. To elect the Fund's Directors:    Charles C. Reilly              4,336                30
                                     Richard R. West                4,336                30



During the six-month period ended October 31, 2002, MuniHoldings
Fund, Inc.'s Common Stock and Preferred Stock (Series A & B) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 22, 2002. A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   Ronald W. Forbes, Cynthia A. Montgomery, Kevin A. Ryan,
   Roscoe S. Suddarth and Edward D. Zinbarg                       12,804,902          449,069




MuniHoldings Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                S&P       Moody's    Face
STATE         Ratings     Ratings   Amount   Issue                                                                   Value
Arizona--1.6%    BB+      Ba1      $ 1,200   Maricopa County, Arizona, Pollution Control Corporation,
                                             PCR, Refunding (El Paso Electric Company Project), Series A,
                                             6.25% due 5/01/2037                                                  $   1,202

                 NR*      Caa2       3,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                             Bonds (America West Airlines Inc. Project), AMT, 6.30%
                                             due 4/01/2023                                                            1,088

                 NR*      NR*          885   Show Low, Arizona, Improvement District No. 5, Special
                                             Assessment Bonds, 6.375% due 1/01/2015                                     927


California--     A        A2         3,000   Chula Vista, California, IDR, Refunding (San Diego Gas &
9.9%                                         Electric Co.), AMT, Series A, 6.75% due 3/01/2023                        3,065

                                             Montebello, California, Unified School District, GO (b):
                 AAA      Aaa        2,405     5.61%** due 8/01/2022                                                    844
                 AAA      Aaa        2,455     5.61%** due 8/01/2023                                                    813

                                             Sacramento County, California, Sanitation District Financing
                                             Authority, Revenue Refunding Bonds:
                 AA       Aa3       11,450     RIB, Series 366, 9.571% due 12/01/2027 (f)                            13,704
                 AA       Aa3        1,550     Series A, 5.875% due 12/01/2027                                        1,703


Colorado--3.8%   NR*      NR*        2,645   Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                             Improvement Fee), Series A, 7.35% due 9/01/2031                          2,666

                 AA       NR*        3,000   Interlocken, Colorado, GO, Refunding (Metropolitan District),
                                             Series A, 5.75% due 12/15/2019                                           3,195

                 BB+      Ba1        1,840   Northwest Parkway, Colorado, Public Highway Authority Revenue
                                             Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                    1,903


Connecticut--    NR*      NR*        2,735   Connecticut State Development Authority, IDR (AFCO Cargo
5.1%                                         BDL-LLC Project), AMT, 8% due 4/01/2030                                  2,791

                 NR*      Aaa        4,485   Connecticut State Special Tax Obligation Revenue Bonds, RIB,
                                             Series 372, 9.923% due 12/01/2017 (b)(f)                                 5,734

                 BBB      NR*        2,000   Eastern Connecticut, Resource Recovery Authority, Solid Waste
                                             Revenue Bonds (Wheelabrator Lisbon Project), AMT, Series A,
                                             5.50% due 1/01/2020                                                      1,852


District of      AAA      Aaa        2,250   District of Columbia, Water and Sewer Authority, Public Utility
Columbia--1.2%                               Revenue Refunding Bonds, 5.50% due 10/01/2017 (e)                        2,516


Florida--4.6%    NR*      NR*          700   Bonnet Creek Resort, Florida, Community Development District,
                                             Special Assessment Revenue Bonds, 7.50% due 5/01/2034                      705

                 NR*      NR*        2,750   Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                             Bonds (National Gypsum), AMT, Series B, 7.125% due 4/01/2030             2,712

                 A-       A2         4,725   Orange County, Florida, Health Facilities Authority,
                                             Hospital Revenue Bonds (Orlando Regional Healthcare),
                                             6% due 12/01/2028                                                        4,895

                 NR*      NR*        1,000   Orlando, Florida, Urban Community Development District,
                                             Capital Improvement Special Assessment Bonds, Series A,
                                             6.95% due 5/01/2033                                                      1,013


Georgia--0.9%    NR*      NR*        1,750   Atlanta, Georgia, Tax Allocation Revenue Bonds
                                             (Atlantic Station Project), 7.90% due 12/01/2024                         1,788


Idaho--1.3%      BB+      Ba3        3,000   Power County, Idaho, Industrial Development Corporation, Solid
                                             Waste Disposal Revenue Bonds (FMC Corporation Project), AMT,
                                             6.45% due 8/01/2032                                                      2,547


Illinois--3.5%   NR*      B2           845   Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
                                             8% due 10/01/2016                                                          865

                 BBB      NR*        2,250   Illinois Development Finance Authority, Revenue Refunding Bonds
                                             (Community Rehab Providers), Series A, 6.05% due 7/01/2019               2,230

                 AA       Aa2        4,000   Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT,
                                             Sub-Series C-2, 5.35% due 2/01/2027                                      4,035


Indiana--4.4%    NR*      NR*        8,985   Allen County, Indiana, Redevelopment District Tax Increment Revenue
                                             Bonds (General Motors Development Area), 7%** due 11/15/2013             4,790

                 AAA      Aaa        3,550   Shelby, Indiana, Eastern School Building Corporation, First
                                             Mortgage Revenue Bonds, 6% due 7/15/2009 (b)(c)                          4,200


Louisiana--0.5%  NR*      NR*        1,000   Hodge, Louisiana, Utility Revenue Bonds (Stone Container
                                             Corporation), AMT, 9% due 3/01/2010                                      1,030


Maryland--3.0%   NR*      NR*        1,875   Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                             (Arundel Mills Project), 7.10% due 7/01/2029                             2,044

                 NR*      NR*        4,000   Maryland State Energy Financing Administration, Limited
                                             Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                             AMT, 7.40% due 9/01/2019                                                 4,027


Massachusetts--  BBB-     NR*        1,000   Massachusetts State Development Finance Agency, Revenue
0.4%                                         Refunding Bonds (Eastern Nazarine College), 5.625% due 4/01/2029           761


Michigan--1.7%   BBB      Baa2       3,505   Delta County, Michigan, Economic Development Corporation,
                                             Environmental Improvement Revenue Refunding Bonds
                                             (Mead Westvaco--Escanaba), Series A, 6.25% due 4/15/2027                 3,479


Minnesota--3.4%  A-       NR*        3,500   Minneapolis, Minnesota, Community Development Agency,
                                             Supported Development Revenue Refunding Bonds, Series G-3,
                                             5.45% due 12/01/2031                                                     3,586

                 NR*      Aa1        2,850   Robbinsdale, Minnesota, Independent School District Number 281,
                                             GO, 5.625% due 2/01/2019                                                 3,213


Mississippi--    BBB-     Ba1        7,675   Claiborne County, Mississippi, PCR, Refunding (System Energy
8.0%                                         Resources Inc. Project), 6.20% due 2/01/2026                             7,347

                                             Mississippi Business Finance Corporation, Mississippi, PCR,
                                             Refunding (System Energy Resources Inc. Project):
                 BBB-     Ba1        2,330     5.875% due 4/01/2022                                                   2,151
                 BBB-     Ba1        3,000     5.90% due 5/01/2022                                                    2,778

                 NR*      NR*        4,000   Mississippi Development Bank, Special Obligation Revenue
                                             Refunding Bonds (Diamond Lakes Utilities), Series A, 6.25%
                                             due 12/01/2017                                                           3,943




Portfolio
Abbreviations


To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts



MuniHoldings Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                S&P       Moody's    Face
STATE         Ratings     Ratings   Amount   Issue                                                                   Value
Missouri--1.0%   NR*      NR*      $ 2,000   Fenton, Missouri, Tax Increment Revenue Refunding and
                                             Improvement Bonds (Gravois Bluffs), 7% due 10/01/2021                $   2,096


Nevada--1.5%     AAA      Aaa        3,000   Clark County, Nevada, IDR (Power Company Project), AMT,
                                             Series A, 6.70% due 6/01/2022 (b)                                        3,104


New Jersey--                                 New Jersey EDA, Retirement Community Revenue Bonds, Series A:
10.0%            NR*      NR*        1,475     (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031              1,467
                 NR*      NR*        3,600     (Seabrook Village Inc.), 8.25% due 11/15/2030                          3,803

                 B+       B3         2,500   New Jersey EDA, Special Facility Revenue Bonds (Continental
                                             Airlines Inc. Project), AMT, 6.25% due 9/15/2029                         1,266

                 NR*      Baa1       3,325   New Jersey Health Care Facilities Financing Authority Revenue
                                             Bonds (South Jersey Hospital), 6% due 7/01/2026                          3,425

                 AAA      Aaa        4,425   Salem County, New Jersey, Industrial Pollution Control
                                             Financing Authority, Revenue Refunding Bonds (Public Service
                                             Electric & Gas), RIB, Series 380, 10.37% due 6/01/2031 (f)(g)            5,151

                 A        A1         5,350   Tobacco Settlement Financing Corporation of New Jersey,
                                             Asset-Backed Revenue Refunding Bonds, 5.75% due 6/01/2032                5,095


New Mexico--                                 Farmington, New Mexico, PCR, Refunding (Public Service
2.5%                                         Company--San Juan Project):
                 BBB-     Baa3       2,000     Series A, 6.30% due 12/01/2016                                         2,038
                 BBB-     Baa3       2,000     Series D, 6.375% due 4/01/2022                                         2,041

                 AAA      Aaa        1,000   Los Alamos County, New Mexico, Utility System Revenue Refunding
                                             Bonds, Series A, 6% due 7/01/2015 (e)                                    1,079


New York--22.2%  AAA      Aaa        4,000   Metropolitan Transportation Authority, New York, Dedicated Tax
                                             Fund Revenue Bonds, Series A, 5.50% due 10/01/2010 (c)(g)                4,573


                 AAA      Baa1       7,500   Metropolitan Transportation Authority, New York, Transit
                                             Facilities Revenue Bonds, Series A, 6% due 7/01/2009 (c)                 8,761

                 BBB-     Ba2        1,110   New York City, New York, City IDA, Special Facility Revenue
                                             Bonds (British Airways PLC Project), AMT, 7.625% due 12/01/2032            906

                 NR*      Aaa        6,000   New York City, New York, City Municipal Water Finance Authority,
                                             Water and Sewer System Revenue Bonds, RITR, Series 11, 10.22%
                                             due 6/15/2026 (e)(f)                                                     7,486

                 AAA      Aaa       11,000   New York City, New York, GO, Refunding, Series G, 5.75% due
                                             2/01/2014 (b)                                                           12,057

                 AAA      Aaa       10,000   New York City, New York, GO, Series F, 6% due 8/01/2016 (g)             11,190


Oklahoma--0.2%   BB-      B2           570   Tulsa, Oklahoma, Municipal Airport Trust Revenue Refunding
                                             Bonds (AMR), AMT, Series A, 5.80% due 6/01/2035                            379


Oregon--0.7%     NR*      NR*        1,300   Western Generation Agency, Oregon, Cogeneration Project
                                             Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                             7.40% due 1/01/2016                                                      1,331


Pennsylvania--   NR*      NR*        6,000   Pennsylvania Economic Development Financing Authority, Exempt
9.4%                                         Facilities Revenue Bonds (National Gypsum Company), AMT,
                                             Series B, 6.125% due 11/01/2027                                          5,232

                 AAA      NR*        4,970   Pennsylvania State Higher Educational Facilities Authority,
                                             College and University Revenue Bonds (Eastern College),
                                             Series B, 8% due 10/15/2006 (c)                                          6,111

                 NR*      NR*          725   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                             Development, AMT, 7.75% due 12/01/2017                                     746

                 NR*      NR*        4,000   Philadelphia, Pennsylvania, Authority for IDR, Commercial Development
                                             Refunding Bonds (Days Inn), Series B, 6.50% due 10/01/2027               3,980

                 A-       NR*        2,900   Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                             Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031                  2,968


Rhode                                        Rhode Island State Health and Educational Building Corporation,
Island--2.0%                                 Hospital Financing Revenue Bonds (Lifespan Obligation Group):
                 BBB      Baa2       1,500     6.375% due 8/15/2021                                                   1,542
                 BBB      Baa2       2,385     6.50% due 8/15/2032                                                    2,445


South            BBB+     Baa2       3,020   Medical University, South Carolina, Hospital Authority,
Carolina--2.7%                               Hospital Facilities Revenue Refunding Bonds, Series A,
                                             6.375% due 8/15/2027                                                     3,073

                 BBB-     NR*        2,400   South Carolina Jobs, EDA Revenue Bonds (Myrtle Beach Convention
                                             Center), Series A, 6.625% due 4/01/2036                                  2,411


South            A        A1         3,200   Educational Enhancement Funding Corporation, South Dakota,
Dakota--1.6%                                 Series B, 6.50% due 6/01/2032                                            3,171


Tennessee--7.5%                              Hardeman County, Tennessee, Correctional Facilities Corporation
                                             Revenue Bonds:
                 NR*      NR*          680     7% due 8/01/2004                                                         709
                 NR*      NR*        4,500     7.75% due 8/01/2017                                                    4,504

                 BBB+     Baa1       6,100   Shelby County, Tennessee, Health, Educational and Housing Facility
                                             Board, Hospital Revenue Refunding Bonds (Methodist Healthcare),
                                             6.50% due 9/01/2026                                                      6,369

                 NR*      Aa2        3,400   Tennessee Educational Loan Revenue Bonds (Educational Funding
                                             South Inc.), AMT, Senior Series B, 6.20% due 12/01/2021                  3,589


Texas--22.8%     BBB-     Baa3       4,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                             Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028             4,095

                                             Brazos River Authority, Texas, PCR, Refunding, Series B:
                 BBB      Baa2       1,000     (TXU Electric Company Project), 4.75% due 5/01/2029                      890
                 BBB      Baa2       4,070     (Utilities Electric Company), AMT, 5.05% due 6/01/2030                 3,622

                 A        A3         3,875   Brazos River, Texas, Harbor Navigation District, Brazoria
                                             County Environmental Revenue Refunding Bonds (Dow Chemical
                                             Company Project), AMT, Series A-7, 6.625% due 5/15/2033                  3,989

                 BB-      B2         1,500   Dallas-Fort Worth, Texas, International Airport Facility
                                             Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                             6% due 11/01/2014                                                          457

                 NR*      Baa2       1,340   Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                             (Citgo Petroleum Corporation Project), AMT, 7.50% due 5/01/2025          1,321

                 BBB      Baa2       5,165   Gulf Coast, Texas, Waste Disposal Authority, Revenue Refunding
                                             Bonds (International Paper Company), AMT, Series A, 6.10% due
                                             8/01/2024                                                                5,166

                 B+       B3         2,100   Houston, Texas, Airport System, Special Facilities Revenue
                                             Bonds (Continental Airlines), AMT, Series E, 6.75% due 7/01/2029         1,129




MuniHoldings Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                S&P       Moody's    Face
STATE         Ratings     Ratings   Amount   Issue                                                                   Value
Texas            BBB+     Baa1     $ 3,500   Lower Colorado River Authority, Texas, PCR (Samsung Austin
(concluded)                                  Semiconductor), AMT, 6.375% due 4/01/2027                            $   3,578

                 NR*      NR*        2,000   North Central Texas, Health Facility Development Corporation,
                                             Retirement Facility Revenue Bonds (Northwest Senior Housing),
                                             Series A, 7.50% due 11/15/2029                                           1,986

                 BBB      Baa2       5,000   Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                             Project), Series A, 6.45% due 11/01/2030                                 5,069

                 BBB      Baa2       1,390   Sabine River Authority, Texas, PCR, Refunding (TXU Electric
                                             Company Project), Series C, 4% due 5/01/2028                             1,348

                 AAA      Aaa        8,000   Texas State Department of Housing and Community Affairs,
                                             Residential Mortgage Revenue Bonds, AMT, Series A, 5.70%
                                             due 1/01/2033 (d)                                                        8,658

                 AAA      Aaa        3,500   Texas State Department of Housing and Community Affairs,
                                             Residential Mortgage Revenue Refunding Bonds, AMT, Series B,
                                             5.25% due 7/01/2022 (d)                                                  3,514

                 NR*      Baa3       1,500   Texas State Student Housing Corporation, Student Housing
                                             Revenue Bonds (Midwestern State University Project), 6.50%
                                             due 9/01/2034                                                            1,427


Utah--0.0%       NR*      NR*        3,000   Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                             AMT, Series A, 7.55% due 7/01/2027 (h)                                       1


Virginia--8.1%   BBB+     A3         1,150   Chesterfield County, Virginia, IDA, PCR (Virginia Electric and
                                             Power), Series A, 5.875% due 6/01/2017                                   1,167

                 AAA      Aaa        7,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                                             Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                            8,030

                                             Pocahontas Parkway Associates Virginia, Toll Road Revenue Bonds:
                 NR*      Ba1        5,600     First Tier, Sub-Series C, 6.25%** due 8/15/2028                          425
                 NR*      Ba1        5,700     First Tier, Sub-Series C, 6.25%** due 8/15/2029                          392
                 BBB-     NR*        1,500     Senior Series B, 8.40%** due 8/15/2029                                   161
                 BBB-     NR*          300     Senior-Series B, 8.80%** due 8/15/2030                                    30

                 AAA      Aaa        5,990   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                             Series J, Sub-Series J-1, 5.20% due 7/01/2019 (g)                        6,146


Washington--     NR*      NR*        1,700   Port Seattle, Washington, Special Facilities Revenue Bonds
0.6%                                         (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                   1,151


West             B+       Ba3        1,000   Princeton, West Virginia, Hospital Revenue Refunding Bonds
Virginia--0.4%                               (Community Hospital Association Inc. Project), 6% due 5/01/2019            802


Wisconsin--1.4%  AAA      Aaa        2,000   Evansville, Wisconsin, Community School District, GO, Refunding,
                                             5.50% due 4/01/2020 (b)                                                  2,124

                 NR*      NR*          825   Wisconsin State Health and Educational Facilities Authority
                                             Revenue Bonds (New Castle Place Project), Series A, 7% due
                                             12/01/2031                                                                 814


Wyoming--1.3%    BB+      Ba3        3,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue
                                             Bonds (FMC Corp. Project), AMT, Series B, 6.90% due 9/01/2024            2,717


                                             Total Municipal Bonds (Cost--$295,863)--149.2%                         302,449



                                    Shares
                                     Held    Common Stock
                                       140   Horizon Natural Resources Company (h)                                        4
                                     7,379   Merrill Lynch Institutional Tax-Exempt Fund++                            7,379

                                             Total Common Stock (Cost--$8,917)--3.6%                                  7,383


                 Total Investments (Cost--$304,780)--152.8%                                                         309,832
                 Other Assets Less Liabilities--1.4%                                                                  2,963
                 Preferred Stock, at Redemption Value--(54.2%)                                                    (110,002)
                                                                                                                  ---------
                 Net Assets Applicable to Common Stock--100.0%                                                    $ 202,793
                                                                                                                  =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)Prerefunded.
(d)FNMA/GNMA Collateralized.
(e)FSA Insured.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(g)MBIA Insured.
(h)Non-income producing security.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section 2
(a)(3) of the Investment Company Act of 1940) are as follows:

                                                  (in Thousands)
                            Net Share       Net         Dividend
Affiliate                    Activity       Cost         Income

Merrill Lynch Institutional
Tax-Exempt Fund               7,379        $7,379          $8


See Notes to Financial Statements.



MuniHoldings Fund, Inc., October 31, 2002


STATEMENT OF NET ASSETS

                  As of October 31, 2002
Assets:           Investments, at value (identified cost--$304,779,972)                                        $309,831,869
                  Cash                                                                                               91,701
                  Interest receivable                                                                             5,635,481
                  Prepaid expenses                                                                                    1,590
                                                                                                               ------------
                  Total assets                                                                                  315,560,641
                                                                                                               ------------

Liabilities:      Payables:
                     Securities purchased                                                    $  2,476,312
                     Investment adviser                                                           150,778
                     Dividends to Common Stock shareholders                                       110,056         2,737,146
                                                                                             ------------
                  Accrued expenses and other liabilities                                                             28,721
                                                                                                               ------------
                  Total liabilities                                                                               2,765,867
                                                                                                               ------------

Preferred Stock:  Preferred Stock at redemption value, par value $.10 per share
                  (2,200 Series A shares and 2,200 Series B shares of AMPS* issued
                  and outstanding at $25,000 per share liquidation preference)                                  110,001,584
                                                                                                               ------------

Net Assets        Net assets applicable to Common Stock                                                        $202,793,190
Applicable To                                                                                                  ============
Common Stock:

Analysis of       Common Stock, par value $.10 per share (13,795,227 shares
Net Assets        issued and outstanding)                                                                      $  1,379,523
Applicable To     Paid-in capital in excess of par                                                              204,148,463
Common Stock:     Undistributed investment income--net                                       $  3,457,129
                  Accumulated realized capital losses on investments--net                    (11,243,822)
                  Unrealized appreciation on investments--net                                   5,051,897
                                                                                             ------------
                  Total accumulated losses--net                                                                 (2,734,796)
                                                                                                               ------------
                  Total--Equivalent to $14.70 net asset value per share of
                  Common Stock (market price--$13.45)                                                          $202,793,190
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Six Months Ended October 31, 2002
Investment        Interest                                                                                     $  9,759,442
Income:           Dividends                                                                                           8,810
                                                                                                               ------------
                  Total income                                                                                    9,768,252
                                                                                                               ------------

Expenses:         Investment advisory fees                                                   $    872,171
                  Commission fees                                                                 142,451
                  Accounting services                                                              59,528
                  Professional fees                                                                35,968
                  Transfer agent fees                                                              22,241
                  Directors' fees and expenses                                                     18,894
                  Listing fees                                                                     16,586
                  Printing and shareholder reports                                                 15,378
                  Pricing fees                                                                      7,710
                  Custodian fees                                                                    7,610
                  Other                                                                            14,294
                                                                                             ------------
                  Total expenses before reimbursement                                           1,212,831
                  Reimbursement of expenses                                                       (1,315)
                                                                                             ------------
                  Total expenses after reimbursement                                                              1,211,516
                                                                                                               ------------
                  Investment income--net                                                                          8,556,736
                                                                                                               ------------

Realized &        Realized gain on investments--net                                                                 451,727
Unrealized        Change in unrealized appreciation on investments--net                                             887,341
Gain on                                                                                                        ------------
Investments--Net: Total realized and unrealized gain on investments--net                                          1,339,068
                                                                                                               ------------

Dividends to      Investment income--net                                                                          (751,366)
Preferred Stock                                                                                                ------------
Shareholders:     Net Increase in Net Assets Resulting from Operations                                         $  9,144,438
                                                                                                               ============


See Notes to Financial Statements.



MuniHoldings Fund, Inc., October 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Six         For the
                                                                                              Months Ended       Year Ended
                                                                                              October 31,        April 30,
                  Increase (Decrease) in Net Assets:                                              2002              2002
Operations:       Investment income--net                                                     $  8,556,736      $ 15,990,874
                  Realized gain on investments--net                                               451,727         2,616,658
                  Change in unrealized appreciation/depreciation on investments--net              887,341         6,658,173
                  Dividends to Preferred Stock shareholders                                     (751,366)       (2,161,082)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                          9,144,438        23,104,623
                                                                                             ------------      ------------

Dividends to      Investment income--net                                                      (6,442,371)      (12,800,964)
Common Stock                                                                                 ------------      ------------
Shareholders:     Net decrease in net assets resulting from dividends to
                  Common Stock shareholders                                                   (6,442,371)      (12,800,964)
                                                                                             ------------      ------------

Net Assets        Total increase in net assets applicable to Common Stock                       2,702,067        10,303,659
Applicable to     Beginning of period                                                         200,091,123       189,787,464
Common Stock:                                                                                ------------      ------------
                  End of period*                                                             $202,793,190      $200,091,123
                                                                                             ------------      ------------

                  *Undistributed investment income--net                                      $  3,457,129      $  2,094,130
                                                                                             ============      ============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

The following per share data and ratios                      For the Six
have been derived from information                              Months
provided in the financial statements.                           Ended
                                                             October 31,             For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2002        2002         2001         2000          1999
Per Share           Net asset value, beginning of period      $   14.50    $   13.76    $   13.16    $   16.05    $   16.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:+++++   Investment income--net                      .62++++         1.17         1.10         1.18         1.24
                    Realized and unrealized gain (loss)
                    on investments--net                             .10          .66          .65       (2.66)          .40
                    Dividends and distributions to
                    Preferred Stock shareholders:
                      Investment income--net                      (.05)        (.16)        (.32)        (.26)        (.21)
                      Realized gain on investments--net              --           --           --           --        (.09)
                      In excess of realized gain on
                      investments--net                               --           --           --        (.04)           --
                                                              ---------    ---------    ---------    ---------    ---------
                    Total from investment operations                .67         1.67         1.43       (1.78)         1.34
                                                              ---------    ---------    ---------    ---------    ---------
                    Less dividends and distributions to
                    Common Stock shareholders from
                    investment income--net:
                      Investment income--net                      (.47)        (.93)        (.83)        (.94)        (.97)
                      Realized gain on investments--net              --           --           --           --        (.32)
                      In excess of realized gain on
                      investments--net                               --           --           --        (.17)           --
                                                              ---------    ---------    ---------    ---------    ---------
                    Total dividends and distributions
                    to Common Stock shareholders                  (.47)        (.93)        (.83)       (1.11)       (1.29)
                                                              ---------    ---------    ---------    ---------    ---------
                    Net asset value, end of period            $   14.70    $   14.50    $   13.76    $   13.16    $   16.05
                                                              =========    =========    =========    =========    =========
                    Market price per share, end of period     $   13.45    $   13.38    $   13.18    $ 12.5625    $   15.25
                                                              =========    =========    =========    =========    =========


Total Investment    Based on market price per share            3.96%+++        8.51%       12.09%     (10.47%)       12.06%
Return:**                                                     =========    =========    =========    =========    =========
                    Based on net asset value per share         4.84%+++       12.64%       11.71%     (10.89%)        8.73%
                                                              =========    =========    =========    =========    =========


Ratios Based on     Total expenses, net of reimbursement***      1.18%*        1.21%        1.27%        1.16%        1.09%
Average Net                                                   =========    =========    =========    =========    =========
Assets Of           Total expenses***                            1.18%*        1.21%        1.27%        1.16%        1.09%
Common Stock:                                                 =========    =========    =========    =========    =========
                    Total investment income--net***              8.30%*        8.03%        8.08%        8.34%        7.52%
                                                              =========    =========    =========    =========    =========
                    Amount of dividends to Preferred
                    Stock shareholders                            .73%*        1.08%        2.32%        1.83%        1.27%
                                                              =========    =========    =========    =========    =========
                    Investment income--net, to Common
                    Stock shareholders                           7.57%*        6.95%        5.76%        6.51%        6.25%
                                                              =========    =========    =========    =========    =========


Ratios Based on     Total expenses, net of reimbursement          .76%*         .78%         .80%         .74%         .73%
Average Net                                                   =========    =========    =========    =========    =========
Assets Of           Total expenses                                .76%*         .78%         .80%         .74%         .73%
Common &                                                      =========    =========    =========    =========    =========
Preferred           Total investment income--net                 5.40%*        5.17%        5.10%        5.35%        5.05%
Stock:***                                                     =========    =========    =========    =========    =========


Ratios Based on     Dividends to Preferred Stock
Average Net         shareholders                                 1.35%*        1.96%        3.97%        3.27%        2.58%
Assets Of                                                     =========    =========    =========    =========    =========
Preferred Stock:


Supplemental        Net assets applicable to Common Stock,
Data:               end of period (in thousands)              $ 202,793    $ 200,091    $ 189,787    $ 181,324    $ 221,118
                                                              =========    =========    =========    =========    =========
                    Preferred Stock outstanding,
                    end of period (in thousands)              $ 110,000    $ 110,000    $ 110,000    $ 110,000    $ 110,000
                                                              =========    =========    =========    =========    =========
                    Portfolio turnover                           23.27%       62.94%       91.25%      137.69%       66.07%
                                                              =========    =========    =========    =========    =========


Leverage:           Asset coverage per $1,000                 $   2,844    $   2,819    $   2,725    $   2,648    $   3,010
                                                              =========    =========    =========    =========    =========


Dividends Per       Series A--Investment income--net          $     172    $     492    $   1,016    $     820    $     657
Share on                                                      =========    =========    =========    =========    =========
Preferred Stock     Series B--Investment income--net          $     170    $     490    $     968    $     813    $     642
Outstanding:++                                                =========    =========    =========    =========    =========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++The Fund's Preferred Stock was issued on June 5, 1997.
++++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



MuniHoldings Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended October 31, 2002, FAM reimbursed the Fund in the amount of $1,315.

For the six months ended October 31, 2002, the Fund reimbursed FAM $6,356 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2002 were $81,659,884 and $70,987,374, respectively.

Net realized gains for the six months ended October 31, 2002 and net unrealized gains as of October 31, 2002 were as follows:


                                       Realized         Unrealized
                                        Gains             Gains

Long-term investments               $    451,727       $  5,051,897
                                    ------------       ------------
Total                               $    451,727       $  5,051,897
                                    ============       ============


As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $5,149,610, of which $17,335,277 related to appreciated securities and $12,185,667 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $304,682,259.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended October
31, 2002 and during the year ended April 30, 2002 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2002 were as follows: Series A, 1.76% and Series B, 1.60%.

Shares issued and outstanding for the six months ended October 31, 2002 and for the year ended April 30, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $86,343 as commissions.


5. Capital Loss Carryforward:
On April 30, 2002, the Fund had a net capital loss carryforward of $11,570,499 of which $4,498,229 expires in 2008 and $7,072,270 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 17, 2002, a tax-exempt income dividend of $.082000 was declared. The dividend was paid on November 27, 2002, to shareholders of record on November 14, 2002.



MuniHoldings Fund, Inc., October 31, 2002


QUALITY PROFILE


The quality ratings of securities in the Fund as of October 31, 2001 were as follows:


                                        Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    32.9%
AA/Aa                                       9.5
A/A                                         9.0
BBB/Baa                                    23.1
BB/Ba                                       3.5
B/B                                         1.1
CCC/Caa                                     0.4
NR (Not Rated)                             20.5



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286



Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MHD